SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) May 31, 2006

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 4.01 Change in Registrant’s Certifying Accountant.

On May 17, 2006, the Audit Committee of the Board of Directors of AmeriServ Financial, Inc. (the Company) approved the dismissal of Deloitte & Touche LLP (Deloitte) as the Company’s principal accountants and appointed S.R. Snodgrass, A.C. (Snodgrass) as the Company’s principal accountants.

During the years ended December 31, 2005 and 2004, and the subsequent period through the date of this report, there were (1) no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with Deloitte’s report on the Company’s financial statements for the years ended December 31, 2005 and 2004 or (2) no “reportable events” (as defined in Item 304(a)(v) of regulation S-K) have been disclosed in connection with Deloitte’s report on the Company’s financial statements for the years ended December 31, 2005 and 2004.  Further, the audit reports of Deloitte on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of Deloitte on the consolidated financial statements of the Company as of and for the year ended December 31, 2005 and on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has requested Deloitte to furnish a letter, pursuant to Item 304(a)(3), addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements.  A copy of that letter is attached as an exhibit to this report.

During the Company’s two most recent fiscal years ended December 31, 2005 and December 31, 2004, and in the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with Snodgrass regarding (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company’s financial statements or (2) any of the matters or events set forth in Item 304 (a)(2)(ii) of regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 16.1 – Letter of Deloitte & Touche LLP

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: May 31, 2006

Exhibit 16.1

May 25, 2006

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-7561

Dear Sirs/Madams:

We have read Item 4 of AmeriServ Financial, Inc.’s Form 8-K dated May 23, 2006, and have the following comments:

1.

We agree with the statements made in the second, third, fourth, and sixth paragraphs.

2.

We have no basis on which to agree or disagree with the statements made in the first and fifth paragraphs.

Yours truly,

/s/Deloitte & Touche LLP